EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K of the Company for the annual period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary C. Parks, Treasurer, Secretary and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ Gary C. Parks
                                       -----------------------------------------
                                          Gary C. Parks
                                          Treasurer, Secretary and Chief
                                          Financial Officer
                                          (Principal Financial and Accounting
                                          Officer)

Dated:      July 20, 2004